Putnam
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


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Fund highlights

* "If the current conditions of low inflation, falling interest rates, and subdued economic growth persist, there remains, in Putnam's opinion, no reason for bonds to lose their appeal."

                                 -- Krishna Memani, manager
                                    Putnam Income Fund

* "The fundamentals underpinning the U.S. bond market are as strong as at any time in recent memory."

                                 -- The Wall Street Journal, July 6, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

15 Portfolio holdings

39 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Income Fund's managers faced their share of challenges during the fund's just-concluded fiscal year. The 12 months ended October 31, 1998, represented a period in which the U.S. fixed-income market ranged from rally to retreat as risk-averse investors first flocked to the safety the market represented and then just as suddenly fled in the aftermath of the Russian bond default and the collapse of a large hedge fund. Their report, which follows, provides the details.

During the period, two new members of Putnam's Core Fixed-Income Group were named to the fund's management team. Krishna K. Memani, who also heads the group's High-Grade Corporate Bond team, is the fund's new lead manager. He came to Putnam earlier this year from Morgan Stanley and PricewaterhouseCoopers and has 14 years of investment experience. Kevin M. Cronin is chief investment officer of the group's Mortgage- and Asset-Backed team. Before joining Putnam in 1997, he was with MFS Investment Management and Liberty Mutual Insurance Co. He has 10 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Managers
Krishna K. Memani, lead manager
Kevin M. Cronin

During the 12 months ended October 31, 1998, Putnam Income Fund wrestled with unprecedented levels of volatility in the fixed-income markets. During the fiscal year, concerns that economic upheavals abroad would come to the United States sparked a summer rally in the U.S. Treasury market. These worries, which had been building for most of the period, were exacerbated late in the fiscal year by Russia's foreign debt moratorium, its effect on highly leveraged hedge funds, and the resulting selloff of non-Treasury bonds. Within this challenging environment, your fund's class A share total return at net asset value was 2.78%. At public offering price, class A shares returned -2.16%. For more performance information, including the results of other share classes, please see pages 9 through 11.

* RISK-AVERSE INVESTORS FLEE TO TREASURIES

During the period, the bond market experienced both historic highs and lows. The Treasury market benefited from a hot summer rally that brought long-term rates to their lowest levels since the late 1960s. However, the bond market tumbled in October, experiencing its worst three-day performance since 1965 -- a startling turnaround for the market.

The summer rally came amid marked weakness in every kind of investment that carries risk: from stocks to high-yield and emerging-markets bonds. Investors scrambled to buy the investment they perceived as both safe and liquid: U.S. Treasury securities. This flight to quality caused heavy selling in many of the sectors in which your fund invests, including mortgage-backed securities and investment-grade and high-yield corporate bonds. A large part of the summer's Treasury rally, however, was attributable to short sellers -- investors and dealers who borrowed and sold Treasury securities, hoping to profit from a fall in their value.

Toward the end of your fund's fiscal year, following weeks of handwringing amid the Treasury rally, many investors rushed to buy Treasuries at any price in an effort to cut portfolio losses. Just as the summer's Treasury rally was largely the result of unwinding or closing out of long-held bets on Treasury securities, so too was October's dramatic selloff. Many investors had borrowed yen to buy Treasuries in recent years -- a maneuver termed the yen-carry trade -- betting that the yen would fall in price while dollar-denominated Treasuries would rise. That strategy worked wonders until October, when the yen rose substantially against the dollar. This development, along with the need to raise cash (given losses elsewhere in their portfolios), spurred many investors to dump Treasuries, causing prices of these securities to plunge.

Your fund's strategy of overweighting mortgage-backed and corporate securities versus Treasuries enabled the fund to deliver an attractive level of income but detracted from total return performance. These sectors underperformed Treasuries on a duration-adjusted basis following massive liquidations of each by hedge funds. Putnam believes the recent volatility in the bond markets obscures robust fundamentals. The economy is slowing, inflation is low, and the supply of bonds is shrinking, conditions that should help keep bond prices high.


[GRAPHIC OMITTED: horizontal bar chart BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/97-10/31/98

First Boston
High Yield Index                    -2.49%

Lehman Brothers
Mortgage-Backed Securities Index     8.74%

Lehman Brothers
Corporate Bond Index                 8.00%

Salomon Brothers World
Government Bond Index               12.55%

J.P. Morgan Emerging
Markets Bond Index                 -10.11%

Lehman Brothers
Long-Term Treasury Bond Index       16.30%


*Past performance is not indicative of future results. These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. The indexes may include bonds different from those in the fund. It is not possible to invest directly in an index.


* MORTGAGE SECTOR FOCUS: REDUCING PREPAYMENT RISK

Mortgage-backed securities performed well during the first half of the year, and your fund benefited from its exposure to this sector. We began the fiscal year with an increased focus on GNMA mortgage-backed securities and commercial mortgage-backed security (CMBS) issues. CMBS issues represent mortgages of office buildings, hotels, multifamily housing, and industrial real estate. Unlike residential mortgages, CMBS issues have the advantage of a measure of prepayment protection. For example, under the terms of some loans, commercial mortgage owners are not allowed to prepay for the first five years.

When interest rates started dropping rapidly, mortgages began to lag comparable Treasuries because of fears of increased prepayments. In this scenario, mortgage holders seek to pay off their loans before maturity in order to refinance at lower rates. Investors in mortgage-backed securities are then left to reinvest the principal at current rates that are lower than the yield on the prepaid mortgages. On September 29, in a long-anticipated move, the Federal Reserve Board lowered the federal funds rate from 5.50% to 5.25% and then lowered it again to 5.00% two weeks later in order to sustain U.S. economic growth. (Shortly after the end of the fiscal year, the rate was lowered again to 4.75%.) Anticipating the increase in prepayments, we reduced the fund's position in GNMA mortgage-backed securities during the period.

* CORPORATES CAUGHT IN CREDIT CRUNCH

During the period, the U.S. corporate bond market experienced its worst downturn since the early 1980s. With U.S. companies relying heavily on bonds rather than bank loans to raise capital, investors worried that the credit contraction would begin to affect the economy through defaults and possible bankruptcies. Many U.S. companies were hampered because they could not draw on credit lines with commercial banks to fill the gap vacated by jittery bond investors. Banks tend to mark down the value of loans much more slowly than the market downgrades bonds. This means borrowers with access to bank credit have an additional cushion against the worst effects of a credit contraction.


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                            10/31/97           10/31/98

U.S. government
and agency obligations        47.3%              31.1%

Corporate bonds               40.0%              42.3%

Foreign government
bonds and notes               10.2%               1.3%

Collateralized
mortgage obligations           2.6%              10.7%

Short-term
investments                    5.6%              15.0%

Other                          1.3%               4.5%

Footnote reads:
*Based on total net assets as of indicated date. Holdings will vary over time.


Your fund's emphasis on corporate bonds detracted from performance, as investors penalized the lower-rated issues within the investment-grade sector regardless of industry. Our emphasis on non-money-center bank financial issues as well as our de-emphasis of dollar-denominated bonds issued in the U.S. by foreign banks -- which were among the stronger and weaker performing sectors, respectively, within the investment-grade corporate market -- could not overcome the negative impact of the fund's BBB/Baa rating bias, the lowest tier of the investment grade bonds.

High-yield corporate bonds also suffered during the latter half of the fiscal year. In the past, high-yield securities have often rallied when Treasuries dipped. Because they occupy a curious middle ground, high-yield bonds take their cues from both the bond and stock markets. On average, their risk levels and rates of return have been higher than investment-grade bonds and lower than stocks.

Until recently, high-yield bonds enjoyed a powerful rally that had run throughout much of the 1990s. In the booming economy, fears of defaults diminished and investors bid up prices. However, the recent flight to quality that swept the globe during the period brought the worst period since 1990's recession-bound third quarter. Worried by Russia's financial collapse and subsequent margin calls on certain highly leveraged portfolios, many investors suddenly became extremely risk averse. Spreads against Treasuries widened in August, the peak of the period's rush to safety.

* FUND IS POSITIONED TO TAKE ADVANTAGE OF ANTICIPATED RECOVERY

If the current conditions of low inflation, falling interest rates, and subdued economic growth persist, in Putnam's opinion, there remains no reason for bonds to lose their appeal. We believe the market's current pricing of corporate holdings does not accurately reflect the strong underlying credit fundamentals of these bonds. Unprecedented levels of volatility in the fixed-income markets have also pushed mortgage-backed security spreads to recent wide levels.

As the credit markets stabilize, we believe investors will begin to focus on the positive underlying credit fundamentals and determine that the attractive yields now associated with corporates, high-yield bonds, and mortgage-backed securities offer good value. Given our outlook, we believe the fund's current allocations to these sectors will enable us to take advantage of any recovery in these markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, mainly through fixed-income securities.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                Class A           Class B           Class M
(inception date)               (11/1/54)         (3/1/93)          (12/14/94)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       2.78%   -2.16%    1.92%   -2.88%    2.58%   -0.77%
------------------------------------------------------------------------------
5 years                     32.25    25.92    27.37    25.51    30.42    26.14
Annual average               5.75     4.72     4.96     4.65     5.46     4.75
------------------------------------------------------------------------------
10 years                   125.58   114.96   107.59   107.59   118.63   111.45
Annual average               8.48     7.95     7.58     7.58     8.14     7.78
------------------------------------------------------------------------------
Annual average
(life of fund)               8.55     8.43     7.51     7.51     8.06     7.98
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/98

                                          Lehman Brothers
                                             Aggregate        Consumer
                                            Bond Index*     Price Index
------------------------------------------------------------------------------
1 year                                         9.34%           1.36%
------------------------------------------------------------------------------
5 years                                       40.39           12.42
Annual average                                 7.02            2.37
------------------------------------------------------------------------------
10 years                                     137.66           36.27
Annual average                                 9.04            3.14
------------------------------------------------------------------------------
Annual average (life of fund)                    --            4.20
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

*The Lehman Brothers Aggregate Bond Index was introduced on 12/31/75.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/31/88
                                     Lehman Bros.
                  Fund's class A   Aggregate Bond  Consumer Price
Date              shares at POP        Index            Index

10/31/88              9,525            10,000           10,000
10/31/89             10,543            11,190           10,449
10/31/90             10,759            11,896           11,106
10/31/91             12,701            13,777           11,431
10/31/92             14,208            15,131           11,796
10/31/93             16,248            16,927           12,121
10/31/94             15,572            16,306           12,437
10/31/95             18,099            18,858           12,787
10/31/96             19,200            19,961           13,169
10/31/97             20,907            21,736           13,443
10/31/98            $21,496           $23,766          $13,627

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $20,759 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,863 ($21,145 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/98

                            Class A           Class B       Class M
---------------------------------------------------------------------------
Distributions (number)         12                12            12
---------------------------------------------------------------------------
Income                      $0.4046           $0.3577       $0.3906
---------------------------------------------------------------------------
Capital gains
---------------------------------------------------------------------------
Long-term                      --                --           --
---------------------------------------------------------------------------
Short-term                   0.0371            0.0371        0.0371
---------------------------------------------------------------------------
Return of capital1           0.0263            0.0232        0.0254
---------------------------------------------------------------------------
 Total                      $0.4680           $0.4180       $0.4531
---------------------------------------------------------------------------
Share value:             NAV       POP          NAV     NAV         POP
---------------------------------------------------------------------------
10/31/97                 $7.14     $7.50      $7.11     $7.11       $7.35
---------------------------------------------------------------------------
10/31/98                  6.87      7.21       6.83      6.84        7.07
---------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------
Current dividend rate2    5.89%     5.61%      5.27%     5.75%       5.57%
---------------------------------------------------------------------------
Current 30-day SEC yield3 6.17      5.87       5.41      5.89        5.69
---------------------------------------------------------------------------

1 See page 53.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B          Class M
(inception date)               (11/1/54)         (3/1/93)         (12/14/94)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       5.01%   -0.04%    4.28%   -0.64%    4.81%    1.39%
------------------------------------------------------------------------------
5 years                     35.24    28.77    30.46    28.56    33.40    29.04
Annual average               6.22     5.19     5.46     5.15     5.93     5.23
------------------------------------------------------------------------------
10 years                   133.87   122.75   115.64   115.64   126.66   119.43
Annual average               8.87     8.34     7.99     7.99     8.53     8.18
------------------------------------------------------------------------------
Life of fund
Annual average               8.61     8.49     7.57     7.57     8.11     8.03
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is an unmanaged list of investment-grade bonds.

First Boston High Yield Index* is a market-weighted index, including publicly traded bonds rated below BBB by Standard & Poor's and Moody's.

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

Lehman Brothers Mortgage-Backed Securities Index* is an unmanaged list of GNMA bonds.

Salomon Brothers World Government Bond Index* is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries.

J. P. Morgan Emerging Market Bond Index* is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



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Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
Putnam Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Fund (the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998




Portfolio of investments owned
October 31, 1998

CORPORATE BONDS AND NOTES (42.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.1%)
--------------------------------------------------------------------------------------------------------------------------
        $ 1,250,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    1,318,750
          2,010,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                           2,130,600
            100,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                           102,500
            470,000  Outdoor Communications, Inc. sr. sub. notes 9 1/4s, 2007                                      480,575
             60,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                              62,400
                                                                                                            --------------
                                                                                                                 4,094,825

Aerospace and Defense (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,520,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               3,273,600
          1,080,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              993,600
          2,200,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                            2,244,000
            390,000  BE Aerospace 144A sr. sub. notes 9 1/2s, 2008                                                 398,775
            270,000  BE Aerospace sr. sub. notes Ser. B, 8s, 2008                                                  252,450
          1,400,000  Burke Industries, Inc. company guaranty 10s, 2007                                           1,337,000
            155,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                      147,250
          1,058,000  Sequa Corp. bonds 8 3/4s, 2001                                                              1,068,580
            660,000  Sequa Corp. sr. notes 9 5/8s, 1999                                                            669,900
            165,000  United Defense Industries Inc.
                       company guaranty 8 3/4s, 2007                                                               165,825
                                                                                                            --------------
                                                                                                                10,550,980

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
            511,480  Premium Standard Farms, Inc. sr. sec. notes
                       11s, 2003 (acquired 9/17/96, cost $499,650) (PIK) (RES)                                     539,612
            480,000  Purina Mills, Inc. 144A sr. sub. notes 9s, 2010                                               480,000
                                                                                                            --------------
                                                                                                                 1,019,612

Apparel (--%)
--------------------------------------------------------------------------------------------------------------------------
            400,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                                  380,000

Automotive (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Accuride Corp. sr. sub. notes Ser. B, 9 1/4s, 2008                                          1,860,000
            392,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         399,840
            165,000  Aftermarket Technology Corp. sr. sub. notes
                       Ser. D, 12s, 2004                                                                           168,300
             40,000  Cambridge Industries, Inc. company guaranty
                       Ser. B, 10 1/4s, 2007                                                                        35,200
          8,085,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                     8,643,593
          8,130,000  Ford Motor Co. bonds 6 5/8s, 2028                                                           8,061,302
          4,560,000  Hayes Wheels International, Inc. company guaranty
                       Ser. B, 9 1/8s, 2007                                                                      4,582,800
          2,340,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          2,527,200
          1,925,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     1,881,688
            890,000  Talon Automotive Group sr. sub. notes
                       Ser. B, 9 5/8s, 2008                                                                        783,200
          1,050,000  Walbro Corp. sr. notes Ser. B, 9 7/8s, 2005                                                   976,500
                                                                                                            --------------
                                                                                                                29,919,623

Banks (2.9%)
--------------------------------------------------------------------------------------------------------------------------
            785,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2008                                          753,600
            180,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                          172,800
             50,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                         51,595
         12,397,000  First Citizens Bank Capital Trust I company guaranty
                       8.05s, 2028                                                                              12,025,090
          5,705,000  Greenpoint Bank sr. notes 6.7s, 2002                                                        5,715,269
             45,000  Greenpoint Capital Trust I company guaranty
                       9.1s, 2027                                                                                   47,815
          1,520,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                          1,532,373
             90,000  Ocwen Capital Trust I company guaranty
                       10 7/8s, 2027                                                                                66,600
              5,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                      3,750
         19,955,000  Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                              18,891,199
          2,065,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                       2,126,971
             95,000  Provident Capital Trust company guaranty 8.6s, 2026                                           104,474
          5,470,000  Riggs Capital Trust company guaranty Ser. A, 8 5/8s, 2026                                   5,442,650
            115,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                   119,425
          8,500,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                                 8,869,410
          6,500,000  Scotland International Finance 144A sub. notes
                       8.85s, 2006 (Netherlands)                                                                 7,525,960
          5,000,000  Society Bank & Trust notes 12 1/2s, 1999                                                    5,412,500
          6,935,000  Sparbanken Sverige AB (Swedbank) 144A sub. notes
                       7 1/2s, 2049 (Sweden)                                                                     6,372,363
          7,305,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                                     7,849,149
          3,745,000  State Street Institution 144A company guaranty
                       7.94s, 2026                                                                               4,241,699
          1,875,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              1,961,138
          8,445,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                              8,759,830
                                                                                                            --------------
                                                                                                                98,045,660

Basic Industrial Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,980,000  American Standard Companies, Inc. sr. notes
                       7 3/8s, 2008                                                                              1,950,300
          1,090,000  Axia, Inc. 144A sr. sub. notes 10 3/4s, 2008                                                1,024,600
            450,000  Ball Corp. 144A sr. sub. notes 8 1/4s, 2008                                                   464,625
          4,657,500  Ball Corp. 144A sr. notes 7 3/4s, 2006                                                      4,820,513
          1,750,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                   1,819,563
             30,000  Roller Bearing Co. company guaranty Ser. B,
                       9 5/8s, 2007                                                                                 27,900
                                                                                                            --------------
                                                                                                                10,107,501

Broadcasting (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Adelphia Communications Corp. sr. notes Ser. B,
                       10 1/4s, 2000                                                                               101,500
          1,000,000  Adelphia Communications Corp. sr. notes
                       Ser. B, 9 7/8s, 2007                                                                      1,065,000
             55,000  Affinity Group Holdings sr. sub. notes 11 1/2s, 2003                                           55,550
          2,855,000  Affinity Group Holdings sr. notes 11s, 2007                                                 2,747,938
          1,100,000  American Radio Systems Corp. company guaranty 9s, 2006                                      1,177,000
            550,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                                  577,500
          1,575,000  Benedek Communications Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                      1,047,375
            260,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                        189,800
          3,820,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            3,800,900
          1,110,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                      888,000
            615,000  Chancellor Media Corp. sr. sub notes Ser. B, 8 1/8s, 2007                                     587,325
             90,000  Citadel Broadcasting Co. sr. sub. notes 10 1/4s, 2007                                          95,175
          4,090,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                                   4,300,799
          1,490,000  Echostar Satellite Broadcast Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/8s, 3/15/00), 2004 (STP)                                      1,311,200
            670,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                       zero % (10 1/4s, 11/1/02), 2007 (STP)                                                       395,300
          1,870,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           1,757,800
          1,350,000  Fox/Liberty Networks LLC sr. disc. notes stepped-coupon
                       zero % (9 3/4s, 8/15/02), 2007 (STP)                                                        877,500
          1,580,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                             1,532,600
            875,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                       831,250
          2,270,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      1,952,200
             65,000  Gray Communications Systems, Inc. sr. sub. notes
                       10 5/8s, 2006                                                                                65,975
            120,000  Heritage Media Services Corp. sr. sub. notes
                       8 3/4s, 2006                                                                                125,400
          1,900,000  Jacor Communications, Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                      1,976,000
          1,575,000  Lenfest Communications, Inc. sr. sub. notes
                       10 1/2s, 2006                                                                             1,779,750
          1,105,000  Marcus Cable Co. L.P. sr. sub. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/1/99), 2004 (STP)                                                      1,077,375
            250,000  Pegasus Media & Communications notes Ser. B,
                       12 1/2s, 2005                                                                               272,500
            305,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, zero %, (12s, 5/15/00), 2004 (STP)                                                  274,500
             75,000  Rogers Cablesystems Ltd. notes 11s, 2015 (Canada)                                              85,125
          2,075,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                    1,997,188
            310,000  Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 20072                                    94,500
            275,000  Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                       276,375
            155,000  Spanish Broadcasting Systems sr. notes Ser. B, 11s, 2004                                      156,550
          1,000,000  Spanish Broadcasting Systems sr. notes 12 1/2s, 2002                                        1,080,000
            100,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                        70,000
         35,621,000  Viacom, Inc. sr. notes 7 3/4s, 2005                                                        38,393,382
                                                                                                            --------------
                                                                                                                73,216,332

Building and Construction (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            880,000  Albecca Inc. 144A sr. sub. notes 10 3/4s, 2008                                                836,000
            175,000  American Architectural Products Corp.
                       company guaranty 11 3/4s, 2007                                                              148,750
          1,890,000  Atrium Companies Inc. 144A sr. sub. notes
                       10 1/2s, 2006                                                                             1,908,900
             80,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                                        79,600
            115,000  D.R. Horton Inc. company guaranty 10s, 2006                                                   116,150
            830,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                               356,900
          4,740,000  Guangdong Enterprises 144A sr. notes
                       8 7/8s, 2007 (China)                                                                      1,661,986
            220,000  Jackson Products, Inc. company guaranty
                       Ser. B, 9 1/2s, 2005                                                                        210,100
             75,000  M.D.C. Holdings, Inc. notes Ser. B, 11 1/8s, 2003                                              75,750
            440,000  Morris Material Handling, Inc. company guaranty
                       9 1/2s, 2008                                                                                299,200
            370,000  Republic Group, Inc. 144A sr. sub. notes 9 1/2s, 2008                                         345,025
            550,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                              583,000
                                                                                                            --------------
                                                                                                                 6,621,361

Business Equipment and Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            450,000  Cex Holdings, Inc. 144A sr. sub. notes 9 5/8s, 2008                                           418,500
            250,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                             248,750
            840,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                               886,200
            135,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                  124,200
            679,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               726,530
          1,500,000  Production Resource Group sr. sub. notes 11 1/2s, 2008                                      1,395,000
          2,110,000  U.S. Office Products Co. 144A sr. sub notes 9 3/4s, 2008                                    1,688,000
            160,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                    177,600
                                                                                                            --------------
                                                                                                                 5,664,780

Cable Television (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,040,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            2,310,400
            850,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                           879,750
          2,250,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   2,267,663
          1,100,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                              1,232,000
              5,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2023                                                   5,350
            320,000  Globo Communicacoes 144A sr. notes
                       10 5/8s, 2008 (Brazil)                                                                      168,000
          1,350,000  Jones Intercable, Inc. sr. notes 7 5/8s, 2008                                               1,363,500
            750,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                      750,000
            480,000  Supercanal Holdings S.A. 144A sr. notes
                       11 1/2s, 2005 (Argentina)                                                                   216,000
         17,715,000  TCI Communications, Inc. sr. notes 8.65s, 2004                                             20,289,344
                                                                                                            --------------
                                                                                                                29,482,007

Chemicals (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,802,000  Arco Chemical Co. deb. 9.8s, 2020                                                           7,485,785
          3,335,000  Equistar Chemicals LP notes 9 1/8s, 2002                                                    3,514,123
            640,000  Geo Specialty Chemicals, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                               576,000
            305,000  Huntsman Corp. 144A sr. sub. notes FRN 9.031s, 2007                                           283,650
          2,000,000  PCI Chemicals & Pharmaceuticals company guaranty
                       9 1/4s, 2007 (India)                                                                      1,540,000
             45,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                       33,750
            165,000  Polytama International notes 11 1/4s, 2007                                                     21,450
            170,000  Sterling Chemicals Holdings sr. disc. notes
                       stepped-coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                         47,600
            915,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                 430,050
            100,000  Union Carbide Global Enterprises sr. sub. notes
                       Ser. B, 12s, 2005                                                                           101,000
                                                                                                            --------------
                                                                                                                14,033,408

Computer Services and Software (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         14,690,000  Dell Computer Corp. deb. 7.1s, 2028                                                        14,396,200
          1,080,000  IPC Information Systems sr. disc. notes stepped-coupon
                       zero % (10 7/8s, 11/1/01), 2008 (STP)                                                       723,600
          1,400,000  Paramount Communications, Inc. deb. 7 1/2s, 2023                                            1,343,874
            490,000  PSINet, Inc. 144A sr. notes 11 1/2s, 2008                                                     504,700
            580,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      562,600
            310,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                           313,100
                                                                                                            --------------
                                                                                                                17,844,074

Conglomerates (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,155,000  Canadian Pacific Ltd. deb. 9.45s, 2021 (Canada)                                             6,582,987
             40,000  Cia Latino Americana 144A company guaranty
                       11 5/8s, 2004 (Argentina)                                                                    23,200
         13,575,000  Tyco International Ltd. company guaranty 6 3/8s, 2005                                      13,925,371
         16,970,000  Tyco International Ltd. company guaranty 6 1/4s, 2003                                      17,307,703
                                                                                                            --------------
                                                                                                                37,839,261

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------------------------------------
            290,000  French Fragrances, Inc. company guaranty
                       Ser. D, 10 3/8s, 2007                                                                       284,200
             45,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                        45,225
             20,000  Hedstrom Holdings, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (12s, 6/1/02), 2009 (STP)                                              11,000
            920,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                  786,600
            100,000  Packaged Ice, Inc. company guaranty Ser. B,
                       9 3/4s, 2005                                                                                 93,000
            160,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        144,000
            200,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                                     204,000
                                                                                                            --------------
                                                                                                                 1,568,025

Consumer Non Durables (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                                              72,900
            250,000  Chattem, Inc. company guaranty Ser. B, 8 7/8s, 2008                                           239,375
          1,920,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                               1,848,000
          2,255,000  Philip Morris Cos., Inc. notes 7 1/2s, 2004                                                 2,413,008
         11,028,000  Philip Morris Cos., Inc. notes 7 1/4s, 2003                                                11,649,979
          4,530,000  Philip Morris Cos., Inc. notes 7 1/8s, 2004                                                 4,781,959
          6,220,000  Philip Morris Cos., Inc. notes 6.8s, 2003                                                   6,536,349
            840,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                               810,600
          1,200,000  Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                                  840,000
          4,170,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                              4,180,425
                                                                                                            --------------
                                                                                                                33,372,595

Consumer Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,435,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                         2,617,625
          1,200,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                         1,248,000
          1,650,000  Cinemark USA, Inc. sr. sub. notes Ser. D,
                       9 5/8s, 2008 (Mexico)                                                                     1,683,000
          1,355,000  Coinmach Corp. sr. notes 11 3/4s, 2005                                                      1,395,650
          2,000,000  Consumers International 144A sr. notes 10 1/4s, 2005                                        2,040,000
             80,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                            77,600
          2,080,000  HMH Properties, Inc. company guaranty
                       Ser. B, 7 7/8s, 2008                                                                      2,017,600
            660,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                     673,200
            245,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                            267,050
            561,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                 597,465
          1,850,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                  1,868,500
            460,000  Protection One, Inc. sr. disc. notes 13 5/8s, 2005                                            515,200
             70,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                                     60,200
            780,000  Viasystems, Inc. 144A sr. notes 9 3/4s, 2007                                                  682,500
                                                                                                            --------------
                                                                                                                15,743,590

Electronics and Electrical Equipment (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             95,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (India)                                                                       101,888
            156,739  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                              153,801
            163,586  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                         160,519
            190,000  Details, Inc. sr. sub. notes Ser. B, 10s, 2005                                                176,700
          1,190,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                           1,094,800
          2,210,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                         2,132,650
          1,010,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                    909,000
          1,509,549  Fairchild Semiconductor Corp. 144A
                       sr. sub. notes 11.74s, 2008                                                               1,335,951
          1,030,000  Flextronics International Ltd. sr. sub. notes
                       Ser. B, 8 3/4s, 2007                                                                      1,009,400
             60,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                            56,400
            475,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                        465,500
            180,000  Samsung Electronics 144A company guaranty
                       9 3/4s, 2003                                                                                151,200
          2,540,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                2,362,200
          1,170,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                             854,100
                                                                                                            --------------
                                                                                                                10,964,109

Energy-Related (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  CalEnergy, Inc. sr. notes 7.63s, 2007                                                       3,064,140
          1,500,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                        1,455,000
         10,492,000  Enron Corp. notes 6.95s, 2028                                                              10,150,695
            660,000  Gothic Production Corp. company guaranty
                       Ser. B, 11 1/8s, 2005                                                                       429,000
         10,630,000  KN Capital Trust III company guaranty 7.63s, 2028                                          10,138,363
            250,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004                                                                               150,000
          4,715,000  Quezon Power Ltd. sr. notes 8.86s, 2017 (Philippines)                                       2,902,931
            450,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                       315,000
            980,000  York Power Funding 144A company guaranty
                       12s, 2007 (Cayman Islands)                                                                  970,200
                                                                                                            --------------
                                                                                                                29,575,329

Entertainment (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            490,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                           470,400
          1,400,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                            1,491,000
            700,000  Aztar Corp. sr. sub. notes 11s, 2002                                                          693,000
             85,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                   91,375
            475,000  Coast Hotels & Casinos, Inc. 1st mtge. company guaranty
                       Ser. B, 13s, 2002                                                                           527,250
            200,000  Coast Hotels & Casinos, Inc. company guaranty
                       Ser. B, 10 7/8s, 2001                                                                       206,000
         25,595,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                              25,081,564
            180,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                               192,600
          1,110,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                      1,021,200
            470,000  Silver Cinemas Inc. sr. sub. notes 10 1/2s, 2005                                              399,500
          1,205,000  Six Flags Corp. sr. sub. notes 12 1/4s, 2005                                                1,289,350
          3,450,000  Time Warner Entertainment Inc. notes 8 7/8s, 2012                                           4,190,508
            685,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                            595,950
            970,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                            979,700
          2,100,000  United Artists Theatre 144A 9 3/4s, 2008                                                    1,911,000
          2,000,000  Viacom International, Inc. sub. deb. 8s, 2006                                               2,060,000
                                                                                                            --------------
                                                                                                                41,200,397

Environmental Control (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             35,000  Allied Waste Industries, Inc. company guaranty
                       10 1/4s, 2006                                                                                37,975
            200,000  Allied Waste Industries, Inc. sr. disc. notes stepped-coupon
                       zero % (11.3s, 6/1/02), 2007 (STP)                                                          149,000
            185,000  ATC Group Services, Inc. company guaranty 12s, 2008                                            55,500
         10,805,000  U.S. Filter Corp. 144A bonds 6 1/2s, 2003                                                  10,845,519
         10,360,000  U.S. Filter Corp. 144A bonds 6 3/8s, 2001                                                  10,347,050
          4,250,000  Waste Management, Inc. notes 6 5/8s, 2002                                                   4,370,658
          8,610,000  WMX Technologies, Inc. notes 7.7s, 2002                                                     9,124,103
                                                                                                            --------------
                                                                                                                34,929,805

Food and Beverages (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             65,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                             53,300
          1,335,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                           1,161,450
             70,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                         74,900
            600,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                                  642,000
          1,590,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                                    1,586,025
            115,000  Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                      101,200
            130,000  Fleming Companies, Inc. company guaranty
                       Ser. B, 10 1/2s, 2004                                                                       117,000
            780,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                                            713,700
            130,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                                       145,600
            930,000  Stater Brothers 144A sr. sub. notes 9s, 2004                                                  837,000
                                                                                                            --------------
                                                                                                                 5,432,175

Health Care (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,430,000  Columbia/HCA Healthcare Corp.
                       med. term notes 9s, 2014                                                                  1,372,800
          3,280,000  Columbia/HCA Healthcare Corp.
                       med. term notes 8.7s, 2010                                                                3,411,758
          1,220,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                            1,133,026
            290,000  Conmed Corp. company guaranty 9s, 2008                                                        278,400
            750,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                                 656,250
          1,700,000  Fresenius Medical Capital Trust II company guaranty
                       7 7/8s, 2008 (Germany)                                                                    1,589,500
            290,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                                     261,000
          1,380,000  Global Health Sciences company guaranty 11s, 2008                                           1,159,200
            480,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                     374,400
          1,105,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/2s, 2007                                                                      1,022,125
          1,850,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/4s, 2008                                                                      1,692,750
          6,675,000  Manor Care, Inc. sr. notes 7 1/2s, 2006                                                     6,633,415
          4,175,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                      3,507,000
            550,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       stepped-coupon Ser. B, zero %
                       (10 1/2s, 11/1/02), 2007 (STP)                                                              264,000
          2,200,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                    1,726,164
             50,000  MedPartners, Inc. sr. sub.notes 6 7/8s, 2000                                                   41,477
          2,910,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                2,560,800
            250,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                                222,500
            250,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                        182,500
            380,000  PharMerica, Inc. company guaranty 8 3/8s, 2008                                                330,600
            625,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                         593,750
          1,145,000  Sun Healthcare Group, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                        835,850
            965,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 3/8s, 2008                                                                                694,800
          2,000,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                   2,055,000
          2,170,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                          2,251,375
                                                                                                            --------------
                                                                                                                34,850,440

Insurance and Finance (8.8%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                   60,000
          7,745,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              7,191,155
         18,995,000  AFC Capital Trust company guaranty Ser. B, 8.207s, 2027                                    21,112,183
          3,245,000  Allstate Financing II company guaranty 7.83s, 2045                                          3,310,874
          3,500,000  AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                                     4,486,720
         25,090,000  American General Institute 144A company guaranty
                       8 1/8s, 2046                                                                             27,758,071
            500,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                         481,875
            475,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                   285,000
            110,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                   55,000
            150,000  Dine S.A. de C.V. 144A company guaranty
                       8 3/4s, 2007 (Mexico)                                                                       115,500
            120,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                                   112,800
          3,055,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 1/2s, 3/01/03), 2008 (STP)                                               977,600
         15,995,000  Executive Risk Capital Trust company guaranty
                       Ser. B, 8.675s, 2027                                                                     15,846,247
         11,390,000  Finova Capital Corp. notes 6 1/4s, 2002                                                    11,363,120
          3,595,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                       3,810,376
          3,945,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                          4,062,798
          6,840,000  Firstar Capital Trust I company guaranty Ser. B,
                       8.32s, 2026                                                                               7,524,342
          3,100,000  Fleet Financial Group, Inc. sub. deb. 6 7/8s, 2028                                          3,123,746
          5,239,000  Ford Motor Credit Corp. sr. notes 6s, 2003                                                  5,340,951
          1,760,000  Ford Motor Credit Corp. notes 5 1/8s, 2001                                                  1,748,736
          6,000,000  GS Escrow Corp. 144A sr. notes 7 1/8s, 2005                                                 5,859,240
          5,050,000  Hartford Life, Inc. deb. 7.65s, 2027                                                        5,284,068
            585,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                               351,000
            245,000  Investors Capital Trust I company guaranty
                       Ser. B, 9.77s, 2027                                                                         267,663
          9,705,000  Lehman Bros Holdings, Inc. med. term notes 6.4s, 1999                                       9,645,120
         21,165,000  Lehman Bros Holdings, Inc. notes 6 1/4s, 2003                                              20,471,000
          8,050,000  Markel Capital Trust I company guaranty
                       Ser. B, 8.71s, 2046                                                                       7,999,607
            170,000  Nationwide Credit, Inc. 144A sr. notes 10 1/4s, 2008                                          154,700
            175,000  North Fork Capital Trust I company guaranty 8.7s, 2026                                        193,529
          2,950,000  Orange Cogen Funding 144A company guaranty
                       8.175s, 2022                                                                              3,042,335
          5,000,000  Orion Capital Corp. sr. notes 9 1/8s, 2002                                                  5,411,250
          6,172,000  Orion Capital Trust II company guaranty 7.701s, 2028                                        5,660,588
         17,855,000  Paine Webber Group, Inc. sr. med. term notes 6.52s, 2005                                   17,520,219
         18,815,000  Paine Webber Group, Inc. sr. notes 6.55s, 2008                                             18,221,951
          7,600,000  Phoenix Home Life Mutual Insurance Co.
                       144A notes 6.95s, 2006                                                                    8,050,756
         17,325,000  Provident Companies, Inc. bonds 7.405s, 2038                                               17,584,875
            205,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                              211,390
          9,140,000  Salomon, Inc. sr. notes 7.3s, 2002                                                          9,515,471
          2,010,000  Salomon, Inc. sr. notes 6 3/4s, 2003                                                        2,079,003
          6,255,000  Salton Sea Funding Corp. company guaranty
                       Ser. E, 8.3s, 2011                                                                        7,007,852
          8,555,000  Sampoerna International Finance Co. 144A
                       company guaranty 8 3/8s, 2006 (Indonesia)                                                 4,277,500
            115,000  Sovereign Capital Trust company guaranty 9s, 2027                                             109,884
         12,490,000  Tig Capital Trust I 144A bonds 8.597s, 2027                                                13,737,501
         11,075,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                                      12,193,132
                                                                                                            --------------
                                                                                                               293,616,728

Lodging (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            680,000  Epic Resorts LLP 144A sr. notes 13s, 2005                                                     646,000
            595,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                            499,800
          1,285,000  Raintree Resorts International, Inc. sr. notes Ser. B, 13s, 2004                              771,000
                                                                                                            --------------
                                                                                                                 1,916,800

Medical Supplies and Devices (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            350,000  ALARIS Medical, Inc. company guaranty 9 3/4s, 2006                                            334,250
            175,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                                 187,250
            210,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                                       243,600
             95,000  Imagyn Medical Technologies company guaranty
                       12 1/2s, 2004                                                                                14,250
            905,000  Kinetic Concepts, Inc. company guaranty Ser. B,
                       9 5/8s, 2007                                                                                823,550
            760,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            776,150
          1,290,000  Mediq, Inc. 144A sr. sub. notes 11s, 2008                                                   1,148,100
            920,000  Mediq, Inc. 144A deb. zero %, 2009                                                            414,000
            670,000  Wright Medical Technology, Inc. 144A notes
                       Ser. C, 11 3/4s, 2000                                                                       502,500
                                                                                                            --------------
                                                                                                                 4,443,650

Metals and Mining (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,665,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                       1,714,950
            575,000  Ameristeel Corp. company guaranty Ser. B, 8 7/8s, 2008                                        506,000
            200,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                                          70,000
            135,000  Armco, Inc. sr. notes 9s, 2007                                                                135,000
          1,310,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                        1,074,200
          2,585,000  Freeport-McMoRan Copper & Gold Co., Inc.
                       sr. notes 7 1/2s, 2006                                                                    1,440,388
          1,590,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                                         1,240,200
          6,100,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                                    3,050,000
            360,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             324,000
                                                                                                            --------------
                                                                                                                 9,554,738

Oil and Gas (3.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,045,000  Abraxas Petroleum Corp. 144A 11 1/2s, 2004                                                    804,650
          1,500,000  American Eco Corp. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                        975,000
            200,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                  160,000
            120,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    84,000
          1,550,000  Chesapeake Energy Corp. company guaranty
                       Ser. B, 9 5/8s, 2005                                                                      1,317,500
            120,000  CIA Naviera Perez Companc S.A. 144A bonds
                       9s, 2004 (Argentina)                                                                        117,600
          1,000,000  Clark Refining & Marketing Inc. sr. sub. notes 8 7/8s, 2007                                   855,000
         18,605,000  Coastal Corp. bonds 6.95s, 2028                                                            17,844,800
            190,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                                 176,700
            915,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                                 750,300
            330,000  Dailey Petroleum Services Corp. company guaranty
                       9 1/2s, 2008                                                                                136,950
            680,000  Eagle Geophysical, Inc. 144A sr. notes 10 3/4s, 2008                                          584,800
          5,342,000  Enron Corp. notes 6.4s, 2006                                                                5,397,664
          6,802,000  Express Pipeline Ltd. 144A sub. notes Ser. B,
                       7.39s, 2019 (Canada)                                                                      6,546,517
            290,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                              297,250
          6,400,000  K N Energy, Inc. sr. notes 6.45s, 2003                                                      6,573,056
         22,335,000  Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                               21,278,108
          2,530,000  Michael Petroleum Corp. sr. notes Ser. B, 11 1/2s, 2005                                     2,125,200
            510,000  Northern Offshore 144A company guaranty 10s, 2005                                             357,000
            400,000  Pacalta Resources Ltd. sr. notes Ser. B,
                       10 3/4s, 2004 (Canada)                                                                      344,000
          1,100,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                           880,000
          4,055,000  Petro Geo-Services AS ADR notes 7 1/2s, 2007 (Norway)                                       4,257,628
         12,500,000  Petro-Canada deb. 9 1/4s, 2021 (Canada)                                                    15,163,375
          1,665,000  Petsec Energy, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                     1,332,000
             20,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                         19,100
          6,135,000  Saga Petroleum ASA deb. 7 1/4s, 2027 (Norway)                                               5,390,763
          1,000,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                                     987,500
             60,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                   57,600
          1,825,000  Southwest Royalties, Inc. company guaranty
                       10 1/2s, 2004                                                                               857,750
         12,465,000  Transamerican Energy sr. disc. notes stepped-coupon
                       Ser. B, zero % (13s, 6/15/99), 2002 (STP)                                                 3,988,800
          1,685,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                          623,450
            541,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                                     432,800
         13,075,000  Union Pacific Resources Group Inc. notes 6 3/4s, 2008                                      12,932,875
          5,000,000  Union Pacific Resources Group Inc. notes 6 1/2s, 2005                                       4,974,600
                                                                                                            --------------
                                                                                                               118,624,336

Packaging and Containers (--%)
--------------------------------------------------------------------------------------------------------------------------
            670,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                              626,450
            225,000  Huntsman Packaging Corp. company guaranty
                       9 1/8s, 2007                                                                                211,500
            115,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                      111,550
                                                                                                            --------------
                                                                                                                   949,500

Paper and Forest Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            115,000  APP Finance II Mauritius Ltd. bonds stepped-coupon
                       12s, (16s, 2/15/04), 2049 (Indonesia) (STP)                                                  55,200
            170,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                                       110,500
            550,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                       10s, 2007 (Indonesia)                                                                       286,000
            390,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (India)                                                                       175,500
            415,000  PT Pabrik Kertas Tjiwi Kimia company guaranty
                       10s, 2004 (Indonesia)                                                                       199,200
            110,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                           71,500
            480,000  Repap New Brunswick notes, 9s, 2004 (Canada)                                                  448,800
             40,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                                30,800
          2,600,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                             2,431,000
            630,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                               582,750
                                                                                                            --------------
                                                                                                                 4,391,250

Pharmaceuticals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,625,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       1,612,813

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  Panavision Inc. 144A sr. disc. notes stepped-coupon
                       zero % (9 5/8s, 2/1/02), 2006 (STP)                                                         102,600

Publishing (--%)
--------------------------------------------------------------------------------------------------------------------------
            210,000  American Media Operation, Inc. sr. sub. notes
                       11 5/8s, 2004                                                                               214,200
            990,000  Garden State Newspapers, Inc. sr. sub. notes
                       Ser. B, 8 3/4s, 2009                                                                        980,100
            180,000  Perry-Judd company guaranty 10 5/8s, 2007                                                     171,000
             50,000  Von Hoffman Press Inc. 144A sr. sub. notes
                       10 3/8s, 2007                                                                                49,750
                                                                                                            --------------
                                                                                                                 1,415,050

Real Estate (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,110,000  Avalon Properties, Inc. notes 7 3/8s, 2002 (R)                                              2,107,721
          8,730,000  Avalon Properties, Inc. notes 6 7/8s, 2007 (R)                                              8,485,560
          9,085,000  Avalon Properties, Inc. notes 6 5/8s, 2005 (R)                                              8,906,116
            170,000  Bluegreen Corp. company guaranty Ser. B, 10 1/2s, 2008                                        149,600
         16,770,000  Equity Residential Properties notes 6.63s, 2005 (R)                                        16,327,272
         17,365,000  First Industrial LP med. term notes 7s, 2006                                               16,495,534
          7,920,000  First Industrial Realty Trust, Inc. notes 7.6s, 2007 (R)                                    7,727,702
         13,575,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007 (R)                                     12,168,766
            400,000  Tanger Properties Ltd. Partnership company guaranty
                       8 3/4s, 2001(R)                                                                             397,080
                                                                                                            --------------
                                                                                                                72,765,351

Recreation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                 570,000
            220,000  Empress River Casino sr. notes 10 3/4s, 2002                                                  237,050
            760,000  Fitzgeralds Gaming Corp. company guaranty
                       Ser. B, 12 1/4s, 2004                                                                       448,400
            350,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                                350,000
            140,000  Isle of Capri Black Hawk LLC 144A 1st mortgage
                       Ser. B, 13s, 2004                                                                           140,000
            795,000  Mohegan Tribal Gaming Auth. sr. notes Ser. B,
                       13 1/2s, 2002                                                                               981,825
            150,000  Players International Inc. sr. notes 10 7/8s, 2005                                            158,250
            450,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                                        499,500
                                                                                                            --------------
                                                                                                                 3,385,025

Retail (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            370,000  Eye Care Centers of America 144A sr. sub. notes
                       9 1/8s, 2008                                                                                310,800
          5,585,000  Federated Department Stores, Inc. sr. notes
                       8 1/2s, 2003                                                                              6,147,410
          3,000,000  Fred Meyer, Inc. company guaranty 7.45s, 2008                                               3,129,900
            450,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                               418,500
          1,320,000  K mart Corp. deb. 7.95s, 2023                                                               1,293,600
            660,000  K mart Corp. med. term notes 7.55s, 2004                                                      667,781
            680,000  K mart Corp. notes 8 1/8s, 2006                                                               707,200
          5,000,000  May Department Stores Co. notes 9 1/2s, 2021                                                6,355,300
            250,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                    263,750
          2,000,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                  1,940,000
          4,505,000  Neiman-Marcus Group, Inc. deb. 7 1/8s, 2028                                                 3,938,541
          1,000,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                     790,000
            370,000  Specialty Retailers, Inc. company guaranty
                       Ser. B, 8 1/2s, 2005                                                                        340,400
            410,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                                       422,300
            125,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                  128,750
                                                                                                            --------------
                                                                                                                26,854,232

Satellite Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            260,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon zero %
                       (12 1/2s, 2/01/02), 2007 (Ireland) (STP)                                                    153,400
          1,030,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                        1,019,700
            340,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                      221,000
            800,000  TCI Satellite Entertainment, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/1/02), 2007 (STP)                                         240,000
          1,109,000  TCI Satellite Entertainment, Inc. sr. sub. notes
                       10 7/8s, 2007                                                                               609,950
                                                                                                            --------------
                                                                                                                 2,244,050

Specialty Consumer Products (--%)
--------------------------------------------------------------------------------------------------------------------------
            530,000  Decora Industries, Inc. sec. Ser. B, 11s, 2005                                                434,600

Telecommunications (4.4%)
--------------------------------------------------------------------------------------------------------------------------
         12,095,000  AirTouch Communications, Inc. notes 6.65s, 2008                                            12,658,143
          2,090,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                      1,964,600
            510,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                              471,750
          2,610,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                             1,115,775
         13,845,000  AT&T Capital Corp. med. term notes 6.6s, 2005                                              13,605,343
          3,000,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B,
                       zero % (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                           1,350,000
          2,360,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                   1,746,400
            295,000  Call-Net Enterprises sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 12/1/99), 2004 (STP)                                                       280,250
            410,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                                227,550
            670,000  Caprock Communications Corp. 144A sr. notes 12s, 2008                                         569,500
            100,000  Celcaribe S.A. sr. notes 13 1/2s, 2004 (Colombia)                                             101,000
          1,550,000  CellNet Data Systems, Inc. sr. disc. notes
                       stepped-coupon zero % (14s, 10/1/02), 2007 (STP)                                            465,000
            305,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                              320,250
            480,000  Charter Communications International, Inc. disc. notes
                       stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 (STP)                                    412,800
          2,000,000  Charter Communications International, Inc. sr. notes
                       Ser. B, 11 1/4s, 2006                                                                     2,160,000
DEM      15,980,000  Colt Telecommunications Group PLC sr. notes
                       8 7/8s, 2007 (United Kingdom)                                                            10,142,045
DEM      10,755,000  Colt Telecommunications Group PLC bonds
                       7 5/8s, 2008 (United Kingdom)                                                             6,370,829
            270,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero %, (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                      210,600
          6,065,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                                    6,201,463
             50,000  Consorcio Ecuatoriano notes 14s, 2002 (Ecuador)                                                15,000
            310,000  CTI Holdings S.A. sr. notes stepped-coupon zero %
                       (11 1/2s, 4/15/03), 2008 (Argentina) (STP)                                                  114,700
            560,000  Dial Call Communications, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero %,
                       (10 1/4s, 12/15/98), 2005 (STP)                                                             532,000
            880,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                      651,200
          5,640,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    3,609,600
            970,000  Dobson Wireline Co. 144A sr. notes 12 1/4s, 2008                                              892,400
          1,275,000  E. Spire Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (12 3/4s, 4/1/01), 2006 (STP)                                         924,375
             85,000  E. Spire Communications, Inc. sr. notes 13 3/4s, 2007                                          90,525
          2,060,000  Econophone, Inc. 144A notes stepped-coupon
                       zero % (11s, 2/15/03), 2008 (STP)                                                         1,122,700
            210,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                            184,800
            270,000  Facilicom International sr. notes Ser. B., 10 1/2s, 2008                                      210,600
          4,055,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             3,710,325
          4,460,000  Global Crossing Holdings 144A sr. notes 9 5/8s, 2008                                        4,348,500
          1,100,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 15/15/00), 2005 (STP)                                       715,000
          2,250,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                         956,250
          3,650,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                  2,518,500
          4,160,000  ICG Services, Inc. sr. disc. notes stepped-coupon
                       zero % (9 7/8s, 5/1/03), 2008 (STP)                                                       1,830,400
            270,000  IDT Corp. sr. notes 8 3/4s, 2006                                                              229,500
          1,950,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                       (11 1/4s, 7/15/02), 2007 (STP)                                                            1,301,625
          1,460,000  Intermedia Communications, Inc. sr. notes
                       Ser. B, 8.6s, 2008                                                                        1,394,300
          1,000,000  Intermedia Communications, Inc. sr. notes
                       Ser. B, 8 1/2s, 2008                                                                        950,000
          5,475,000  International Cabletel, Inc. sr. notes stepped-coupon
                       Ser. B, zero % (11 1/2s, 2/01/01), 2006 (STP)                                             4,106,250
            600,000  IXC Communications, Inc. sr. sub. notes 9s, 2008                                              591,000
            840,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                       386,400
          1,335,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                       zero %, (11 7/8s, 10/15/02), 2007 (STP)                                                     640,800
             75,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2007                                                                                80,625
            510,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                          510,000
         23,845,000  LCI International, Inc. sr. notes 7 1/4s, 2007                                             23,535,253
            315,000  McCaw International Ltd sr. disc. notes
                       stepped-coupon zero % (13s, 4/15/02), 2007 (STP)                                            132,300
          1,720,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (9.95s, 6/15/03), 2008
                       (Canada) (STP)                                                                              928,800
          1,160,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                       (Canada) (STP)                                                                              672,800
          1,610,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                          917,700
            210,000  MJD Communications, Inc. notes Ser. B, FRN, 10s, 2008                                         199,500
            190,000  MJD Communications, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2008                                                                                182,400
            150,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                                       161,250
            120,000  Netia Holdings B.V. 144A company guaranty
                       10 1/4s, 2007 (Poland)                                                                       92,400
             70,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/01), 2007
                       (Poland) (STP)                                                                               32,900
          1,940,000  NEXTEL Communications, Inc. 144A sr. notes 12s, 2008                                        2,037,000
          1,120,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                         655,200
          1,360,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                                          727,600
          1,750,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                        971,250
          1,350,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 2/15/99), 2004 (STP)                                       1,258,875
          1,130,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                         988,750
            990,000  NTL Inc. 144A sr. notes 11 1/2s, 2008                                                       1,019,700
             15,000  NTL Inc. sr. notes Ser. B, 10s, 2007                                                           14,400
            290,000  NTL Inc. 144A sr. notes stepped-coupon zero %,
                       (12 3/8s, 10/1/03), 2008 (STP)                                                              371,884
          2,980,000  NTL Inc. 144A sr. notes stepped-coupon zero %
                       (9 3/4s, 4/01/03), 2008 (STP)                                                             1,646,450
            720,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                         511,200
            650,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                                643,500
          1,000,000  Primus Telecommunications Group sr. notes 11 3/4s, 2004                                       920,000
            400,000  Primus Telecommunications Group, Inc. sr. notes
                       Ser. B, 9 7/8s, 2008                                                                        332,000
          2,295,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       1,698,300
            750,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                           549,375
            690,000  RCN Corp. sr. disc. notes stepped-coupon zero %,
                       (11 1/8s, 10/15/02), 2007 (STP)                                                             358,800
            930,000  RCN Corp. sr. disc. notes, stepped-coupon Ser. B, zero %
                       (9.8s, 2/15/03), 2008 (STP)                                                                 446,400
            275,000  RSL Communications, Ltd. company guaranty
                       9 1/8s, 2008                                                                                233,750
            410,000  RSL Communications, Ltd. company guaranty,
                       stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                         205,000
            410,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                      463,300
          1,310,000  Telecom Tech, Inc. 144A sr. sub. notes 9 3/4s, 2008                                         1,113,500
            155,000  Telesystem International Wireless Inc. sr. disc. notes stepped-coupon Ser. C, zero %,
                       (10 1/2s, 11/1/02), 2007 (STP)                                                               41,850
            330,000  Telewest 144A sr. notes 11 1/4s, 2008                                                         346,500
          1,920,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                             1,920,000
            130,000  Transtel S.A. 144A pass-through certificates
                       12 1/2s, 2007 (Colombia)                                                                     45,500
            890,000  United International Holdings sr. disc. notes stepped-coupon
                       Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                                               400,500
            550,000  US Xchange LLC 144A sr. notes 15s, 2008                                                       547,250
            440,000  Versatel Teleco 144A sr. notes 13 1/4s, 2008                                                  407,000
          1,375,000  WinStar Communications, Inc. sr. sub. notes
                       stepped-coupon zero % (15s, 3/1/02), 2007 (STP)                                           1,237,500
            600,000  WinStar Equipment Corp. company guaranty
                       12 1/2s, 2004                                                                               555,000
          3,845,000  WorldCom, Inc. notes 7 3/4s, 2007                                                           4,296,019
                                                                                                            --------------
                                                                                                               146,809,329

Textiles (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            590,000  Day International Group, Inc. company guaranty
                       9 1/2s, 2008                                                                                542,800
          1,510,000  Galey & Lord Inc. company guaranty 9 1/8s, 2008                                             1,336,350
             75,000  Glenoit Corp. company guaranty 11s, 2007                                                       70,500
            110,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         103,400
            490,000  Polymer Group, Inc. company guaranty
                       Ser. B, 8 3/4s, 2008                                                                        455,700
                                                                                                            --------------
                                                                                                                 2,508,750

Transportation (2.7%)
--------------------------------------------------------------------------------------------------------------------------
         15,715,000  Burlington Northern Santa Fe bonds 6 7/8s, 2027                                            15,339,883
          4,720,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                             4,889,542
            360,000  Calair LLC company guaranty 8 1/8s, 2008                                                      324,450
            630,000  Canadian Airlines Corp. sr. sec. notes
                       10s, 2005 (Canada)                                                                          491,400
          2,520,000  Cathay International Ltd. 144A sr. notes
                       13s, 2008 (China)                                                                           756,000
             60,000  Coach USA, Inc. 144A company guaranty 9 3/8s, 2007                                             58,800
          2,263,467  Continental Airlines, Inc. pass-through certificates
                       Ser. 97CI, 7.42s, 2007                                                                    2,300,678
          2,300,000  Continental Airlines, Inc. pass-through certificates
                       Ser. 974C, 6.8s, 2009                                                                     2,293,100
         13,587,000  Continental Airlines, Inc. pass-through certificates
                       Ser. 981C, 6.541s, 2008                                                                  13,274,091
          4,640,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                           4,848,800
         18,435,000  CSX Corp. deb. 7.95s, 2027                                                                 20,293,617
            600,000  Eletson Holdings, Inc. 1st pfd. mtge. notes
                       9 1/4s, 2003 (Greece)                                                                       595,500
            180,000  Hermes Europe Railtel 144A sr. notes
                       11 1/2s, 2007 (Netherlands)                                                                 189,000
            240,000  International Shipholding Corp. sr. notes 9s, 2003                                            246,000
          2,830,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                      2,631,900
            215,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                       222,794
            680,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                 646,000
            240,000  MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                             156,000
            165,000  MCII Holdings sec. notes stepped-coupon zero %
                       (12s, 11/15/98), 2002 (STP)                                                                  99,000
         12,655,000  Norfolk Southern Corp. bonds 7.05s, 2037                                                   13,596,532
          1,500,000  Pegasus Shipping 144A 11 7/8s, 2004                                                         1,425,000
             35,000  TFM S.A. de C.V. company guaranty
                       10 1/4s, 2007 (Mexico)                                                                       32,550
            175,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero %, (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                              92,750
            250,000  Trans World Airlines, Inc. sr. notes 12s, 2002                                                230,000
          5,540,000  Wisconsin Central Transportation Corp. notes
                       6 5/8s, 2008                                                                              5,452,080
                                                                                                            --------------
                                                                                                                90,485,467

Utilities (2.7%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                      104,000
          7,275,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                           7,618,817
            750,000  California Energy Corp. sr. notes 9 7/8s, 2003                                                826,028
            325,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                         347,750
          2,200,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        2,280,740
            135,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                                110,700
          1,530,000  Cleveland Electric Illuminating Co. 144A bonds
                       6.86s, 2008                                                                               1,507,050
          2,605,000  Connecticut Light & Power Co. 1st mtge. Ser. A,
                       7 7/8s, 2001                                                                              2,704,224
          1,970,000  Edison Mission Energy 144A company guaranty
                       7.33s, 2008                                                                               2,108,787
          7,543,000  EIP Funding-Public Service Co. of New Mexico deb.
                       10 1/4s, 2012                                                                             9,131,933
            140,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                             156,169
          7,965,000  Illinova Corp. sr. notes 7 1/8s, 2004                                                       8,333,302
          6,440,000  Israel Electric Corp., Ltd. 144A sr. notes
                       7 1/4s, 2006 (Israel)                                                                     6,417,782
          2,565,000  Long Island Lighting Co. deb. 9s, 2022                                                      3,049,759
            550,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                              675,796
          3,142,404  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                        3,319,384
            500,000  Niagara Mohawk Power Corp. med. term notes
                       9.95s, 2000                                                                                 530,205
            550,000  Niagara Mohawk Power Corp. sr. notes
                       Ser. F, 7 5/8s, 2005                                                                        564,482
          1,580,000  Niagara Mohawk Power Corp. sr. notes
                       Ser. G, 7 3/4s, 2008                                                                      1,656,488
            357,624  Northeast Utilities System notes Ser. A, 8.58s, 2006                                          387,618
          5,623,856  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        5,873,386
          8,120,000  Texas New-Mexico Power Utilities 1st mtge.
                       9 1/4s, 2000                                                                              8,669,237
         11,800,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                     12,639,098
         11,450,000  Texas Utilities Electric Capital Trust V
                       company guaranty 8.175s, 2037                                                            12,351,573
                                                                                                            --------------
                                                                                                                91,364,308
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $1,469,809,923)                                                                $1,419,934,466

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (31.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (15.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal Home Loan Mortgage Corp.
                     Pass-through certificates
        $ 5,824,377    7s, July 1, 2012                                                                     $    5,946,281
         36,219,790    5 1/2s, with due dates from December 1, 2010 to
                       August 1, 2011                                                                           35,816,469
                     Federal National Mortgage Association
         15,049,737    7s, Dwarf, with due dates from May 1, 2007 to
                       September 1, 2013                                                                        15,360,059
         32,711,825    6 1/2s, with due dates from February 1, 2028 to
                       August 1, 2028                                                                           32,967,306
          2,780,306    6 1/2s, Dwarf, with due dates from
                       September 1, 2010 to August 1, 2013                                                       2,821,122
         38,950,000    6 1/2s, TBA, November 15, 2028                                                           39,254,200
         63,781,275    6s, Dwarf, with due dates from February 1, 2012 to
                       October 1, 2013                                                                          64,040,231
         14,100,000    5.94s, December 12, 2005                                                                 14,855,619
                     Federal National Mortgage Association
                     Pass-through certificates
            274,722    11s, with due dates from August 1, 2013 to
                       October 1, 2015                                                                             307,087
          2,121,103    8s, December 1, 2008                                                                      2,238,421
          7,076,769    7s, Dwarf, with due dates from November 1, 2010 to
                       January 1, 2013                                                                           7,222,692
         12,248,049    6 1/2s, with due dates from April 1, 2024 to
                       August 1, 2028                                                                           12,343,760
          3,266,697    6 1/2s, Dwarf, with due dates from June 1, 2011 to
                       August 1, 2013                                                                            3,314,651
          2,598,078    5 1/2s, Dwarf, with due dates from May 1, 2011 to
                       February 1, 2013                                                                          2,567,214
                     Government National Mortgage Association
         22,593,000    9 1/2s, TBA, November 15, 2028                                                           24,428,681
          3,725,366    8s, with due dates from April 15, 2024 to
                       October 15, 2026                                                                          3,863,782
          7,847,006    7s, with due dates from December 15, 2027 to
                       May 15, 2028                                                                              8,033,372
                     Government National Mortgage Association
         20,410,740    6 1/2s, with due dates from April 15, 2028 to
                       July 15, 2028                                                                            20,633,828
                     Government National Mortgage Association
                     Pass-through certificates
            284,981    11s, with due dates from December 15, 2009 to
                       October 15, 2013                                                                            309,297
            188,411    9s, with due dates from October 15, 2004 to
                       May 15, 2009                                                                                202,424
         20,014,216    8s, with due dates from September 15, 2024 to
                       March 15, 2028                                                                           20,755,770
        147,646,057    7s, with due dates from July 15, 2025 to May 15, 2028                                   151,152,735
         15,791,545    6 1/2s, with due dates from February 15, 2026 to
                       April 15, 2028                                                                           15,964,150
                     Government National Mortgage Association
                     Adjustable rate mortgages
         18,730,691    7s, with due dates from July 20, 2023 to
                       September 20, 2024                                                                       18,917,997
         27,088,227    6 7/8s, with due dates from June 20, 2022 to
                       May 20, 2024                                                                             27,393,757
                                                                                                            --------------
                                                                                                               530,710,905

U.S. Treasury Obligations (15.3%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
         14,192,000    10 3/4s, August 15, 2005 (SEG)                                                           19,196,951
         50,482,000    6 1/8s, November 15, 2027                                                                56,807,899
        208,661,000    5 1/2s, August 15, 2028                                                                 219,582,317
        159,005,000    5 1/4s, August 15, 2003                                                                 165,912,177
                     U.S. Treasury Notes
          6,640,000    5 3/4s, August 15, 2003                                                                   7,037,338
         41,559,000    5 5/8s, May 15, 2008                                                                     44,799,355
                                                                                                            --------------
                                                                                                               513,336,037
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $1,034,293,943)                                                                $1,044,046,942

COLLATERALIZED MORTGAGE OBLIGATIONS (10.7%)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
GBP      13,350,000  Blackstone Hotel Acquisition Co. sr. mtge. loan,
                       FRN 3.3449s, 2003                                                                    $   22,264,095
                     Chase Mortgage Finance Corp.
        $ 7,670,000    Ser 98-S2, Class A14, 6 3/4s, 2028                                                        7,727,525
          3,406,035    Ser. 93-3, Class B13, 7.461s, 2024                                                        3,000,504
                     Commercial Mortgage Acceptance Corp.
         23,000,000    Ser. 98-C2, Class A2, 6.03s, 2008                                                        22,831,094
          7,000,000    Ser. 97-ML1, Class A2, 6.53s, 2007                                                        7,220,938
         28,790,000    Ser. 97-ML1, Class A3, 6.57s, 2007                                                       29,590,722
          7,935,000    Ser. 97-ML1, Class D, 7.11s, 2030                                                         7,935,000
                     Criimi Mae Commercial Mortgage Trust
         34,500,000    Ser. 98-C1, Class A2, 7s, 2011                                                           33,621,328
         13,675,000    Ser. 98-C1, Class B, 7s, 2011                                                            12,717,750
                     Fannie Mae
          4,878,169    Ser. 98-50, Class ZN, 6 1/2s, 2028                                                        4,818,716
          1,801,715    Ser. 97-80, Class C, zero %, 2027                                                         1,753,294
          4,708,683    Ser. 98-4, Class A, zero %, 2027                                                          4,567,422
                     Fanniemae Strip
         19,083,434    Ser. 290, Class 2, Interest Only (IO),
                       6 1/2s, 2024                                                                              3,697,415
         15,888,092    Ser. 294, Class 1, zero %, 2028                                                          13,485,018
                     Freddiemac Strip
         21,167,565    Ser. 194, Class IO, 6 1/2s, 2028                                                          4,617,175
          5,786,482    Ser. 199, Class IO, 6 1/2s, 2028                                                          1,262,176
                     First Union-Lehman Brothers Commercial Mortgage Co.
          8,340,000    Ser. 97-C2, Class D, 7.12s, 2012                                                          8,039,304
         13,505,000    Ser. 98-C2, Class D, 6.778s, 2013                                                        12,605,018
          4,620,000    Ser. 97-C2, Class A3, 6.65s, 2008                                                         4,774,301
        131,676,093    Ser. 97-C2, IO, 1.092s, 2027                                                             11,115,314
                     GMAC Commercial Mortgage Securities Inc.
         12,972,000    Ser. 98-C1, Class E, 7.153s, 2011                                                        12,844,307
         18,016,424    Ser. 98-C1, Class A1, 6.44s, 2030                                                        18,493,578
         11,828,665    Ser. 98-C2, Class A2, 6.42s, 2008                                                        12,013,950
                     GS Mortgage Securities Corp. II
          3,175,000    Ser. 98-C1, Class C, 6.91s, 2030                                                          3,093,641
         10,885,000    Ser. 98-GLII, Class A2, 6.562s, 2031                                                     11,078,889
          5,945,000    Ser. 98-GLII, Class D, 7.191s, 2031                                                       5,573,438
                     Housing Securities Inc.
          1,729,951    Ser. 91-B, Class B6, 9s, 2006                                                             1,727,789
          2,498,128    Ser. 93-F, Class F9M2, 7s, 2023                                                           2,345,898
            565,737    Ser. 93-J, Class J4, 6.66s, 2009                                                            563,969
            269,399    Ser. 93-J, Class J5, 6.66s, 2009                                                            240,186
            451,754    Ser. 94-1, Class AB1, 6 1/2s, 2009                                                          447,377
         11,136,000  Merrill Lynch Mortgage Investors, Inc.
                       Ser. 98-C2, Class D, 7.116s, 2030                                                        11,042,040
          5,935,000  Morgan Stanley Capital I Ser. 96-WF1,
                       Class A2, 7.218s, 2006                                                                    6,294,809
                     Prudential Home Mortgage Securities
          2,096,072    Ser. 92-25, Class B3, 8s, 2022 (In default) (NON)                                         1,960,483
          1,952,058    Ser. 94-A, Class 4B, 7 1/2s, 2007                                                         1,819,379
          7,452,462    Ser. 94-A, Class 4B, 6.803s, 2024                                                         7,042,577
                     Prudential Home Mortgage Securities 144A
            613,475    Ser. 94-31, Class B3, 8s, 2009                                                              589,511
            397,092    Ser. 94-31, Class B4, 8s, 2009                                                              347,455
          3,845,089    Ser. 95-C, Class B1, 7.681s, 2001                                                         3,848,693
          3,843,228    Ser. 93-E, Class 5B, 7.394s, 2023                                                         3,269,146
          7,086,159    Ser. 93-D, Class 2B, 7.108s, 2023                                                         7,265,528
          1,898,444    Ser. 94-D, Class 3B, 6.312s, 2009                                                         1,896,071
          2,259,552    Ser. 94-D, Class B4, 6.312s, 2009                                                         2,206,241
          3,336,090    Ser. 93-31, Class B2, 6s, 2000                                                            2,902,398
          7,580,000  Residential Funding Mortgage Sec. I
                       Ser. 98-S13, Class A21, 6 3/4s, 2028                                                      7,703,175
          8,585,118  Securitized Asset Sales, Inc. Ser. 93-J, Class 2B,
                       6.808s, 2023                                                                              8,236,348
          4,940,000  Sears Mortgage Sec. Ser. 93-7, Class T7, 7s, 2007                                           5,035,713
            847,362  Travelers Mortgage Securities Corp. coll. oblig.
                       Ser. 1, Class Z2, 12s, 2014                                                                 974,467
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $353,401,570)                                                                  $  358,501,165

ASSET-BACKED SECURITIES (3.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $10,160,335  First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                            $   10,347,666
         56,600,000  First USA, Ser. MT-98, Class 5, 5.735s, 2006                                               56,246,250
         16,339,672  Green Tree Recreational Equipment & Cons. Ser. 97-B,
                       Class A1, 6.55s, 2028                                                                    16,827,947
         11,686,123  Green Tree Recreational Equipment & Cons. Ser. 98-A,
                       Class A1C, 6.18s, 2019                                                                   11,942,213
         65,355,000  Lehman Manufactured Housing Ser. 98-1, Class IO,
                       0.82s, 2028                                                                               2,946,081
         11,916,193  Sasco Ser. 98-RF2, Class A, 8.58s, 2028                                                    12,895,556
          6,682,965  Sasco 144A 8.712s, 2027                                                                     7,284,432
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $118,132,170)                                      $  118,490,145

FOREIGN GOVERNMENT BONDS AND NOTES (1.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
DEM      52,355,000  Germany (Federal Republic of) bonds
                       Ser. 98, 5 5/8s, 2028                                                                $   33,718,721
DEM      16,020,000  Germany (Federal Republic of)
                       Unity Fund bonds 8s, 2002                                                                10,951,777
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $39,612,364)                                                                   $   44,670,498
PREFERRED STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              7,496  AmeriKing, Inc. $3.25 pfd. (PIK)                                                       $      179,904
                733  Capstar Broadcasting Inc. 144A $12.00 pfd. (PIK)                                               82,096
             24,956  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                                 698,768
              2,855  Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                                  141,323
                556  Concentric Network Corp. Ser. B, $13.50 pfd.  (PIK)                                           414,220
              2,857  CSC Holdings, Inc. Ser. M, $11.125 cum. Pfd. (PIK)                                            312,842
                167  Echostar Communications, Inc. $12.125 pfd. (PIK)                                              158,650
                850  Fresenius Medical Care AG Ser. D, 9.00%, (Germany)                                            850,000
              8,960  Fuji JGB Inv. LLC 144A FLIRB Ser. A 9.87%, pfd. (Japan)                                     5,113,382
              9,084  Nextlink Communications, Inc. 144A $7.00 cum. pfd. (PIK)                                      422,406
                167  Paxson Communications Corp. $13.25 cum. pfd. (PIK)                                          1,536,400
              1,048  SFX Broadcasting, Inc. Ser. E, $12.625 pfd. (PIK)                                             123,664
             12,580  Webster Financial $7.375 pfd.                                                              13,884,600
                                                                                                            --------------
                     Total Preferred Stocks (cost $25,706,967)                                              $   23,918,255

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                410  Bestel S.A. de CV units, stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                              $      229,600
                690  Birch Telecom, Inc. 144A units 14s, 2008                                                      586,500
                 40  Celcaribe S.A. 144A units 13 1/2s, 2004 (Colombia)                                            800,000
              1,245  Diva Systems Corp. 144A units stepped-coupon zero %
                       (12 5/8s, 3/1/03), 2008 (STP)                                                               398,832
                240  Onepoint Communications, Inc. units 14 1/2s, 2008                                             108,000
              1,780  Rhythms Netcon 144A units stepped-coupon zero %
                       (13 1/2s, 5/15/03), 2008 (STP)                                                              640,800
                820  Startec Global Communications Corp. units 12s, 2008                                           602,700
                550  Telehub Communications Corp. units stepped-coupon
                       zero %, (13 7/8s,7/31/02), 2005 (STP)                                                       280,500
                480  Transam Refinance, Inc. 144A units 16s, 2003                                                  168,000
                                                                                                            --------------
                     Total Units (cost $4,946,803)                                                          $    3,814,932

CONVERTIBLE BONDS AND NOTES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 1,000,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                         $      882,500
          2,750,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                              1,247,813
          1,400,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                1,144,500
            105,000  Integrated Device Technology, Inc. cv. sub. notes
                       5 1/2s, 2002                                                                                 66,281
          1,070,000  Jacor Communications, Inc. cv. sr. notes zero %, 2011                                         798,488
          1,500,000  Lam Research Corp. 144A cv. sub. notes 5s, 2002                                             1,173,750
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $6,082,741)                                    $    5,313,332

COMMON STOCKS (--%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                150  AmeriKing, Inc.                                                                        $        6,000
                242  Concord Communications, Inc. (NON)                                                              4,978
              1,213  Hedstrom Holdings, Inc. 144A                                                                    1,213
                 73  Mothers Work, Inc.                                                                                611
             44,051  PSF Holdings LLC Class A (acquired 3/16/96,
                       cost $1,527,031) (RES) (NON)                                                                771,305
                                                                                                            --------------
                     Total Common Stocks (cost $1,539,920)                                                  $      784,107

CONVERTIBLE PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              5,500  Chancellor Media Corp. $3.00 cv. cum. pfd.                                             $      416,625
              2,695  Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                                               53,900
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $727,257)                                     $      470,525

WARRANTS (--%) (a) (NON)                                                                        EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,060  Allegiance Telecom, Inc.                                                   2/3/08      $       16,960
              1,550  Cellnet Data Systems, Inc.                                                 9/15/07             62,000
             24,000  CGA Group Ltd. 144A                                                        1/1/04                 480
              1,285  Club Regina, Inc. 144A                                                     4/15/06              1,285
                270  Colt Telecommunications Group PLC                                          12/31/06            81,000
             15,275  DTI Holdings Inc.                                                          3/1/08                 764
                 10  E. Spire Communications, Inc.                                              11/1/05                160
                680  Epic Resorts                                                               6/15/05                  7
                260  Esat Holdings, Inc. (Ireland)                                              2/1/07               9,100
              3,544  Fitzgeralds Gaming Co.                                                     12/19/98                35
                250  Globalstar Telecom 144A                                                    2/15/04              7,500
                400  Intermedia Communications                                                  6/1/00              21,960
                840  KMC Telecom Holdings, Inc.                                                 4/15/08             13,440
                645  Knology Holdings, Inc. 144A                                                10/15/07               968
              1,010  Long Distance International, Inc. 144A                                     4/13/08            818,100
                315  McCaw International Ltd.                                                   4/15/07              1,260
                720  Pathnet, Inc. 144A                                                         4/15/08              7,200
                835  UIH Australia/Pacific, Inc. 144A                                           5/15/06              4,175
                440  Versatel Teleco 144A                                                       5/15/08              4,400
                                                                                                            --------------
                     Total Warrants (cost $309,228)                                                         $    1,050,794

SHORT-TERM INVESTMENTS (15.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $25,000,000  American General Finance Corp., effective yield of
                       5.07%, December 11, 1998                                                             $   24,855,645
         25,000,000  Asset Securitization Cooperative Corp.,
                       effective yield of 5.35%, November 16, 1998                                              24,940,556
         50,000,000  Associates Corp. of North America, effective yield of
                       5.73%, November 2, 1998                                                                  49,984,083
         25,000,000  Bayerische Vereinsbank AG, effective yield of 5.72%,
                       November 2, 1998                                                                         24,992,055
         25,000,000  Ciesco L.P., effective yield of 5.1%, November 25, 1998                                    24,911,458
         25,000,000  CXC Incorp., effective yield of 5.15%,
                       December 14, 1998                                                                        24,842,639
         16,700,000  Federal Home Loan Mortgage Corp., effective yield of
                       5.35%, November 13, 1998                                                                 16,671,365
         45,000,000  Federal Home Loan Mortgage Corp., effective yield of
                       5.14%, November 9, 1998                                                                  44,942,691
         25,000,000  Federal Home Loan Mortgage Corp., effective yield of
                       5.06%, December 17, 1998                                                                 24,834,847
         50,000,000  Ford Motor Credit Corp., effective yield of 5.27%,
                       November 16, 1998                                                                        49,886,639
         50,000,000  General Motors Acceptance Corp., effective yield of
                       5.72%, November 2, 1998                                                                  49,984,111
         25,151,000  Metlife Funding Inc., effective yield of 5.11%,
                       November 19, 1998                                                                        25,083,169
         30,117,000  Metlife Funding Inc., effective yield of 5.1%,
                       November 12, 1998                                                                        30,065,801
         17,000,000  Preferred Receivables Funding Corp., effective yield of
                       5.17%, December 4, 1998                                                                  16,916,993
         50,000,000  Toronto Dominion Holdings USA, Inc., effective yield of
                       5.09%, November 30, 1998                                                                 49,815,796
         19,673,000  Interest in $750,000,000 joint tri-party repurchase agreement dated October 30, 1998 with Goldman
                       Sachs & Co. due November 2, 1998 with respect to
                       various U.S. Treasury obligations -- maturity value of
                       $19,681,820 for an effective yield of 5.38%                                              19,678,880
                                                                                                            --------------
                     Total Short-Term Investments (cost $502,406,728)                                       $  502,406,728
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,556,969,614) (b)                                            $3,523,401,889
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,356,310,962.

  (b) The aggregate identified cost on a tax basis is $3,558,487,239, resulting in gross unrealized appreciation and depreciation of $59,643,408 and $94,728,758, respectively, or net unrealized depreciation of $35,085,350.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1998 was $1,310,917 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1998.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at October 31, 1998, which are subject to change based on the terms of the security.

-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1998
                                     Aggregate Face     Delivery    Unrealized
                        Market Value     Value            Date     Appreciation
-------------------------------------------------------------------------------
Deutschemarks          $119,111,822  $114,167,037       12/16/98   $4,944,785
-------------------------------------------------------------------------------

Forward Currency Contracts to Sell at October 31, 1998
(Aggregate face value $191,332,262)
                                                                   Unrealized
                           Market    Aggregate Face     Delivery  Appreciation/
                           Value         Value            Date   (Depreciation)
-------------------------------------------------------------------------------
British Pounds          $21,145,717  $ 21,189,711       12/16/98    $  43,994
Deutschemarks           177,745,590   170,142,551       12/16/98   (7,603,039)
-------------------------------------------------------------------------------
                                                                  $(7,559,045)
-------------------------------------------------------------------------------

Futures Contracts Outstanding at October 31, 1998
                                      Aggregate Face    Expiration  Unrealized
                        Total Value       Value            Date    Appreciation
-------------------------------------------------------------------------------
US Treasury Bonds
20 Yr (long)            $64,066,406   $61,839,652         Dec-98    $2,226,754
-------------------------------------------------------------------------------

TBA Sales Commitments at October 31, 1998
(Proceeds receivable $38,502,269)
                                                       Settlement      Market
Agency                              Principal Amount      Date         Value
-------------------------------------------------------------------------------
FNMA, 6s, November 2013               $38,645,000       11/17/98   $38,801,899
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,556,969,614) (Note 1)    $3,523,401,889
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,976,759
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                    47,120,332
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               14,534,579
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       78,148,653
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        4,988,779
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        501,440
-----------------------------------------------------------------------------------------------
Total assets                                                                      3,670,672,431

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    256,405,029
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            232,969
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            4,916,972
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          4,139,747
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              520,380
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           27,714
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,586
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,206,986
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           7,603,039
-----------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $38,502,269)                    38,801,899
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  504,148
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   314,361,469
-----------------------------------------------------------------------------------------------
Net assets                                                                       $3,356,310,962

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,411,911,414
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          2,851,787
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (24,140,056)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (34,312,183)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding        $3,356,310,962

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,426,583,163 divided by 207,587,546 shares)                                            $6.87
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.87)*                                    $7.21
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($494,702,785 divided by 72,389,042 shares)**                                             $6.83
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,188,620,327 divided by 173,879,305 shares)                                            $6.84
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.84)*                                    $7.07
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($246,404,687 divided by 35,809,954 shares)                                               $6.88
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net of foreign tax of $77,985)                                          $ 246,672,809
-----------------------------------------------------------------------------------------------
Dividends                                                                               363,899
-----------------------------------------------------------------------------------------------
Total investment income                                                             247,036,708

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     16,143,721
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        7,634,568
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       34,949
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         31,867
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 3,477,025
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 4,479,069
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 5,706,912
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 130,436
-----------------------------------------------------------------------------------------------
Registration fees                                                                       251,638
-----------------------------------------------------------------------------------------------
Auditing                                                                                 98,518
-----------------------------------------------------------------------------------------------
Legal                                                                                    21,809
-----------------------------------------------------------------------------------------------
Postage                                                                                 298,007
-----------------------------------------------------------------------------------------------
Other                                                                                   156,906
-----------------------------------------------------------------------------------------------
Total expenses                                                                       38,465,425
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,209,306)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         37,256,119
-----------------------------------------------------------------------------------------------
Net investment income                                                               209,780,589
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (38,974,053)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      10,553,761
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                    180,005
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (19,989,004)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and
liabilities in foreign currencies during the year                                    (1,646,902)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures and
TBA sale commitments during the year                                                (79,510,269)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (129,386,462)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $  80,394,127
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  209,780,589  $  106,884,049
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                       (48,229,291)      8,584,505
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                    (81,157,171)     31,232,964
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 80,394,127     146,701,518
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (79,385,042)    (72,785,926)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (22,749,198)    (20,709,360)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (64,035,315)     (3,091,964)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (13,178,073)     (8,962,004)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                          (6,772,757)     (5,178,160)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,151,676)     (1,738,693)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (3,964,090)       (103,201)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (896,482)       (668,296)
---------------------------------------------------------------------------------------------------------------
  From return of capital
    Class A                                                                          (5,156,795)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,477,771)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (4,159,687)             --
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (856,038)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 1,241,196,260     675,094,508
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      1,116,807,463     708,558,422

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,239,503,499   1,530,945,077
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,851,787 and $35,030, respectively)                                  $3,356,310,962  $2,239,503,499
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $7.14            $7.02            $7.07            $6.53            $7.36
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .48(c)           .45              .45              .47              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.28)             .15             (.04)             .55             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .20              .60              .41             1.02             (.30)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.40)            (.44)            (.46)            (.48)            (.41)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.04)            (.04)              --               --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.03)              --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.48)            (.46)            (.48)            (.53)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $6.87            $7.14            $7.02            $7.07            $6.53
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            2.78             8.88             6.08            16.23            (4.16)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,426,583       $1,296,600       $1,037,718         $928,995         $781,784
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.02             1.17             1.17             1.05              .83
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.69             6.39             6.50             6.91             7.10
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             257.12           265.71           213.46           169.29           128.82
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $7.11            $6.99            $7.04            $6.50            $7.34
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .42(c)           .39              .40              .42              .48
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.28)             .16             (.04)             .55             (.83)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .14              .55              .36              .97             (.35)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.36)            (.39)            (.41)            (.43)            (.38)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.04)            (.04)              --               --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.02)              --               --               --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.43)            (.41)            (.43)            (.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $6.83            $7.11            $6.99            $7.04            $6.50
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            1.92             8.15             5.32            15.46            (4.98)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $494,703         $403,704         $340,775         $260,769         $169,501
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.77             1.92             1.92             1.80             1.59
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.92             5.64             5.76             6.14             6.40
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             257.12           265.71           213.46           169.29           128.82
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          Dec. 14, 1994+
operating performance                                                         Year ended October 31                to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $7.11            $6.99            $7.04            $6.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .47(c)           .43              .44              .43
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.28)             .16             (.04)             .54
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .19              .59              .40              .97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.39)            (.43)            (.45)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.04)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                (.03)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.46)            (.47)            (.45)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $6.84            $7.11            $6.99            $7.04
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             2.58             8.74             5.92            15.43*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $1,186,620         $368,297          $18,937           $7,673
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.27             1.42             1.42             1.19*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             6.53             5.76             6.28             5.17*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              257.12           265.71           213.46           169.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          June 16, 1994+
operating performance                                                 Year ended October 31                        to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $7.15            $7.02            $7.07            $6.52            $6.72
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .50(c)           .47              .47              .47              .19
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.28)             .16             (.04)             .57             (.21)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .22              .63              .43             1.04             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.42)            (.46)            (.48)            (.49)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.04)            (.04)              --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.03)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.49)            (.50)            (.48)            (.49)            (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $6.88            $7.15            $7.02            $7.07            $6.52
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            3.02             9.23             6.31            16.65            (0.35)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $246,405         $170,902         $133,516         $107,414           $7,517
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .77              .92              .92              .86              .24*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.92             6.64             6.76             7.14             2.91*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             257.12           265.71           213.46           169.29           128.82
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be prudent risk. The fund primarily invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Manage- ment deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1998, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At October 31, 1998, the fund had a capital loss carryover of approximately $21,203,000 available to offset future net capital gain, if any, which will expire on October 31, 2006.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, unrealized gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1998, the fund reclassified $27,616,204 to decrease undistributed net investment income and $37,585 to increase paid-in-capital, with a decrease to accumulated net realized loss of $27,578,619. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any amount thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $1,209,306 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,870 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $393,453 and $4,512,426 from the sale of class A and class M shares, respectively and $809,081 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $14,222 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $3,732,886,061 and $2,936,639,607, respectively. Purchases and sales of U.S. government obligations aggregated
$4,760,644,504 and $4,663,528,921, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                                  Contract           Premiums
                                                   Amounts           Received
-----------------------------------------------------------------------------
Written options
outstanding at
beginning of year                             $         --         $       --
-----------------------------------------------------------------------------
Options opened                                  56,700,000            180,005
-----------------------------------------------------------------------------
Options closed                                 (56,700,000)          (180,005)
-----------------------------------------------------------------------------
Written options
outstanding at
end of year                                   $         --         $       --
-----------------------------------------------------------------------------

Note 4
Capital shares

At October 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    117,513,808       $833,959,048
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,148,559         71,782,053
-----------------------------------------------------------------------------
                                               127,662,367        905,741,101

Shares
repurchased                                   (101,554,672)      (720,337,135)
-----------------------------------------------------------------------------
Net increase                                    26,107,695       $185,403,966
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     77,412,276       $543,976,678
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,301,268         58,159,711
-----------------------------------------------------------------------------
                                                85,713,544        602,136,389

Shares
repurchased                                    (52,076,132)      (365,715,762)
-----------------------------------------------------------------------------
Net increase                                    33,637,412       $236,420,627
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     30,433,688       $214,171,299
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,689,774         18,923,375
-----------------------------------------------------------------------------
                                                33,123,462        233,094,674

Shares
repurchased                                    (17,522,146)      (123,354,854)
-----------------------------------------------------------------------------
Net increase                                    15,601,316       $109,739,820
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     20,253,849       $141,668,032
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,260,966         15,771,501
-----------------------------------------------------------------------------
                                                22,514,815        157,439,533

Shares
repurchased                                    (14,489,029)      (101,264,493)
-----------------------------------------------------------------------------
Net increase                                     8,025,786       $ 56,175,040
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    233,079,491     $1,647,065,092
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      297,510          2,092,733
-----------------------------------------------------------------------------
                                               233,377,001      1,649,157,825

Shares
repurchased                                   (111,298,763)      (787,992,957)
-----------------------------------------------------------------------------
Net increase                                   122,078,238      $ 861,164,868
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     50,210,110       $355,774,387
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      192,477          1,342,428
-----------------------------------------------------------------------------
                                                50,402,587        357,116,815

Shares
repurchased                                     (1,311,388)        (9,197,153)
-----------------------------------------------------------------------------
Net increase                                    49,091,199       $347,919,662
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     26,281,110       $186,532,273
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,109,915         14,930,593
-----------------------------------------------------------------------------
                                                28,391,025        201,462,866

Shares
repurchased                                    (16,472,127)      (116,575,260)
-----------------------------------------------------------------------------
Net increase                                    11,918,898       $ 84,887,606
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     13,478,379        $94,976,470
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,374,239          9,630,300
-----------------------------------------------------------------------------
                                                14,852,618        104,606,770

Shares
repurchased                                     (9,971,826)       (70,027,591)
-----------------------------------------------------------------------------
Net increase                                     4,880,792        $34,579,179
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

For the year ended October 31, 1998, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 0.31% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.

 Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Krishna K. Memani
Vice President and Fund Manager

Kevin M. Cronin
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

AN035 -- 47852  004/312/510/514  12/98



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Income Fund
Supplement to Annual Report dated October 31, 1998

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return:                                             NAV

One year ended 10/31/98                                  3.02
Annual average (since class A inception, 11/1/54)        8.58
----------------------------------------------------------------------------
Share value:                                              NAV

10/31/97                                                $7.15
10/31/98                                                 6.88
----------------------------------------------------------------------------
Distributions:  No.    Income   Return of capital   Capital gains   Total
                12    $0.4206       $0.0273            $0.0371     0.4850
----------------------------------------------------------------------------
Current return (end of period)          Total

Current dividend rate1                  6.63%
Current 30-day SEC yield2               6.41
----------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV at end of period.

2 Based only  on investment income, calculated using SEC guidelines.

Class Y shares are offered without an initial sales charge or CDSC. The class Y share returns shown for periods before their inception (6/16/94) are derived from the historical performance of class A shares for such periods, but have not been adjusted to reflect differences in expenses, which are lower for class Y shares than for class A shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return will fluctuate and may involve the loss of principal. Performance of other share classes will vary. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.